EXHIBIT 10.28


                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of September 5th, 2000, is made and entered into by and between TCPI, Inc., a Florida corporation (the "Company"), and the Buyers listed on the Schedule of Buyers (the "Investor").

                                   WITNESSETH:

         WHEREAS, the Company and the Investor (the "Convertible Investor") have entered into a Securities Purchase Agreement, dated as of August 28, 2000 (the "Securities Purchase Agreement"), pursuant to which the Company has issued will issue, and has sold or may sell to Investors identified on Schedule I, as may be amended, to the Securities Purchase Agreement, $1,500,000 worth of convertible debentures (the "Convertible Debentures"), which may be converted into shares of the Company's common stock, (the "Common Stock"), pursuant to the terms of the Convertible Debentures; and

         WHEREAS, in connection with the sale of the Convertible Debentures the Company is granting to the Convertible Investor the right to purchase upon the conversion of Debentures the number of shares of common stock of the Company, par value $0.001 per share (the "Common Stock"), at the price per share (the "Conversion Price") of either of $1.05 or 80% of the average of the five (5) trading days immediately preceding the conversion date; and.

         WHEREAS, pursuant to the terms of, and in partial consideration for, the Investor's agreement to enter into the Securities Purchase Agreement, the Company has agreed to provide the Convertible Investor with certain registration rights with respect to the Registrable Securities (as defined herein).

         WHEREAS, the Company and the Investor (the "Credit Investor") have entered into a Line of Credit Agreement, dated as of the date hereof (the "Credit Agreement), pursuant to which the Company, from time to time, shall issue and sell to Investors identified on Schedule I and supplements thereto to the Credit Agreement up to $10,000,000 worth of convertible debentures (the "Convertible Debentures" ), which may be converted into shares of the Company's common stock, (the "Common Stock"), pursuant to the terms of the Convertible Debentures; and

         WHEREAS, in connection with the sale of the Convertible Debentures the Company is granting to the Convertible Investor the right to purchase upon the conversion of Debentures the number of shares of common stock of the Company, par value $0.001 per share (the "Common Stock"), at the price per share (the "Conversion Price") of either of $1.40 or 90% of the lowest Closing Bid Price of the Company's Common Stock for the twenty (20) trading days immediately preceding the conversion date; and.

         WHEREAS, pursuant to the terms of, and in partial consideration for, the Investor's agreement to enter into the Credit Agreement, the Company has agreed to provide the Convertible Investor with certain registration rights with respect to the Registrable Securities (as defined herein).


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         NOW, THEREFORE, in consideration of the premises, the representations, warranties, covenants and agreements contained herein, in the Credit Agreement and in the Securities Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby.

                                   Definitions

         All capitalized terms not hereinafter defined shall have the meanings ascribed to them in the Securities Purchase Agreement.

         "Commission." United States Securities and Exchange Commission or any successor regulatory body.

          "Exchange Act."  Securities Exchange Act of 1934, as amended.

          "Registration." A registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the Commission; included in such definition shall be correlative terms "Register" and "Registered."

          "Registrable Securities." The shares of Common Stock issuable upon (i) the conversion of the Debentures that have not previously been sold pursuant to a Registration Statement or Rule 144 and that are not eligible for sale under Rule 144(k) (or any successor provision.), (ii) the exercise of warrants sold to the Investors, and (iii) the Exercise of warrants issued to The May Davis Group, Inc., and (iv) Butler Gonzalez LLP

         "Registration Statement." The registration statement under the Securities Act covering the resale of the Registrable Securities.

         "Rule 144."  Rule 144 under the Securities Act.

         "Rule 415." Rule 415 under the Securities Act, or any successor rule providing for offering securities on a continuous basis.

         "Securities Act."  As defined in the third recital hereof.

         "Violations."  As defined in Section 4.01 (a) hereof.




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                                    ARTICLE I
                               REGISTRATION RIGHTS

         Section 1.1 Form S-1, S-2 or S-3 Registration Statements.

                  (a) Filing of Registration Statement. Subject to the terms and conditions of this Agreement, the Company shall prepare and, within sixty (60) calendar days following the date of receipt of final proceeds (the "Filing Deadline"), file with the Commission a registration statement on Form S-1 or S-2 (or, if the Company is then eligible, on Form S-3) under the Securities Act (the "Initial Registration Statement") for the registration for the resale by all Investors who purchased Convertible Debentures pursuant to the Securities Purchase Agreement 7,690,000 shares of Common Stock to be issued upon conversion of the Convertible Debentures issued pursuant to the Securities Purchase Agreement; such shares of Common Stock as shall be necessary, from time to time, to be issued upon conversion of the Convertible Debentures issued pursuant to the Credit Agreement; 300,000 shares of Common Stock underlying the warrants issued to Investors; 2,000,000 shares underlying the warrants issued to The May Davis Group, Inc.; and 10,000 shares underlying the warrants issued to Butler Gonzalez LLP, to be declared effective and the Company shall cause the Registration Statement to remain effective until all of the Registrable Securities have been sold. Prior to the filing of the Initial Registration Statement with the Commission, the Company shall furnish a copy of the Initial Registration Statement to Investors, the Placement Agent and Butler Gonzalez, LLP for their review and comment together with a selling shareholder questionnaire in form prepared by the Company. Investors, the Placement Agent and Butler Gonzalez, LLP shall furnish comments on the Initial Registration Statement and an executed selling shareholder questionnaire to the Company within twenty four (24) hours of the receipt thereof from the Company.

                  (b) Effectiveness of the Initial Registration Statement. The Company shall use its commercially reasonable efforts (i) to have the Initial Registration Statement declared effective by the Commission by no later than one hundred and twenty (120) days after the date hereof (the "Scheduled Effective Deadline") and (ii) to insure that the Initial Registration Statement and any subsequent Registration Statement remains in effect throughout the term of this Agreement as set forth in Section 4.2, subject to the terms and conditions of this Agreement.

                  (c) Failure to File or Obtain Effectiveness of the Initial Registration Statement. In the event the Registration Statement is not filed by the Company with the Commission by the Filing Deadline, the conversion percentage to be used in determining the conversion price shall be reduced by an additional 2% for the first (30) days and every thirty (30) days thereafter the Registration Statement is not filed.

                  In the event the Registration Statement is not declared effective by the SEC by the applicable Scheduled Effective Deadline because of acts of the Company then the conversion percentage to be used in determining the conversion price shall be reduced by an additional 2% for the first (30) days and every thirty (30) days thereafter the Registration Statement is not declared effective.


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         In addition if the Registration Statement is not declared effective by the Commission by the applicable Scheduled Effective Deadline, or if after the Registration Statement has been declared effective by the Commission, sales cannot be made pursuant to the Registration Statement (whether because of a failure to keep the Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, to register sufficient shares of Common Stock or otherwise), then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies at law or in equity), the Company will pay liquidated damages to the Investor in immediately available funds into an account designated by the Investor an amount equal to two percent (2%) of the aggregate purchase price of all of the Registrable Securities then held by the Investor for each thirty (30) calendar day period (prorated for partial periods) of such Ineffective Period. The payments required by this
Section 1.1(d) shall be made on the first trading day after the expiration of an Ineffective Period (or if an Ineffective Period shall last more than thirty (30) calendar days, the expiration of each additional thirty (30) calendar day period of an Ineffective Period). As used herein, "Ineffective Period shall mean any period of time following the Scheduled Effective Deadline during which the Company's Registration Statement covering the Registrable Securities is not effective. Notwithstanding the foregoing the Company shall not be required to pay liquidated damages to any Investor in connection with any Ineffective Period commencing upon the filing of a post-effective amendment to such Registration Statement and ending upon the date on which such post effective amendment is declared effective by the Commission.

                   (d) Liquidated Damages. The Company and the Investor hereto acknowledge and agree that the sums payable under subsections 1(c) or 1(d) above shall constitute liquidated damages and not penalties. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (ii) the amounts specified in such subsections bear a reasonable relationship to, and are not plainly or grossly disproportionate to the probable loss likely to be incurred in connection with any failure by the Company to obtain or maintain the effectiveness of a Registration Statement, (iii) one of the reasons for the Company and the Investor reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and
(iv) the Company and the Investor are sophisticated business parties and have been represented by sophisticated and able legal counsel and negotiated this Agreement at arm's length.

                                   ARTICLE II
                             REGISTRATION PROCEDURES

         Section 2.1 Filings; Information. The Company will effect the registration and sale of the Registrable Securities in accordance with the intended methods of disposition thereof. Without limiting the foregoing, the Company in each such case will do the following as expeditiously as possible, but in no event later than the deadline, if any, prescribed therefore in this
Agreement:

                  (a) The Company shall (i) prepare and file with the Commission a Registration Statement on Form S-1 or S-2 (or, if the Company is then eligible, Form S-3) within sixty (60) calendar days from the date hereof (if use of such form is then available to the Company pursuant to the rules of the Commission and, if not, on such other form promulgated by the Commission for which the Company then qualifies, that counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered there under in accordance with the provisions of this Agreement and in accordance with the intended method of distribution of such Registrable Securities); (ii) use commercially reasonable efforts to cause such filed Registration Statement to become effective within one hundred and twenty (120) days of the date hereof and remain effective during the period set forth in Section 1.1(b) hereof (pursuant to Rule 415 under the Securities Act or otherwise); (iii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the time period prescribed by Section 1.1(b); and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Investor set forth in such Registration Statement.

                  (b) The Company shall file all necessary amendments and supplements to any Registration Statement in order to effectuate the purpose of this Agreement and the Securities Purchase Agreement.

                  (c) No later than twenty four (24) hours prior to filing any amendment or supplement to the Initial Registration Statement or any subsequent Registration Statement or prospectus, or any amendment or supplement thereto (excluding, in each case, amendments deemed to result from the filing of documents incorporated by reference therein), or such shorter period as is reasonable under the circumstances, the Company shall deliver to the Investor and one firm of counsel representing the Investor, in accordance with the notice provisions of Section 4.8, copies of such Registration Statement as proposed to be filed, together with exhibits thereto, which documents will be subject to review by the Investor and such counsel, and thereafter deliver to the Investor and such counsel, in accordance with the notice provisions of Section 4.8, such number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents or information as the Investor or counsel may reasonably request in order to facilitate the disposition of the Registrable Securities.

                  (d) The Company shall deliver, in accordance with the notice provisions of Section 4.8, to each seller of Registrable Securities covered by a Registration Statement such number of conformed copies of such Registration Statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in any Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to such seller's Registrable Securities, and such other documents, as such seller may reasonably request to facilitate the disposition of its Registrable Securities.

                  (e) After the filing of a Registration Statement, the Company shall promptly notify the Investor of any stop order issued or threatened by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.


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                  (f) The Company shall use its commercially reasonable efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as the Investor may reasonably request in light of its intended plan of distribution and (ii) cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable the Investor to consummate the disposition of the Registrable Securities in light of its intended plan of distribution; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (f), subject itself to taxation in any such jurisdiction, or consent or subject itself to general service of process in any such jurisdiction.

                  (g) The Company shall immediately notify the Investor upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of Registrable Securities: (i) receipt of any request by the Commission or any other federal or state governmental authority for additional information, amendments or supplements to such Registration Statement or related prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of such Registration Statement or notification of the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, related prospectus or documents so that, in the case of such Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to such Registration Statement would be appropriate, and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus.

                  (h) The Company shall enter into customary agreements and take such other customary actions as are reasonably required in order to expedite or facilitate the disposition by the Investor of such Registrable Securities (whereupon the Investor may, at its option, require that any or all of the representations, warranties and covenants of the Company also be made to and for the benefit of the Investor).


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                  (i) The Company shall make available to the Investor (and will deliver to Investor's counsel), subject to restrictions imposed by the United States federal government or any agency or instrumentality thereof, copies of all correspondence between the Commission and the Company, its counsel or its auditors and will also make available for inspection by the Investor and any attorney, accountant or other professional retained by the Investor (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers and employees to supply all information reasonably requested by any Inspectors in connection with a Registration Statement. Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or (ii) the disclosure or release of such Records is requested or required pursuant to oral questions, interrogatories, requests for information or documents or a subpoena or other order from a court of competent jurisdiction or other legal process; provided, however, that prior to any disclosure or release pursuant to clause (ii), the Inspectors shall provide the Company with prompt notice of any such request or requirement so that the Company may seek an appropriate protective order or waive such Inspectors' obligation not to disclose such Records; and, provided, further, that if failing the entry of a protective order or the waiver by the Company permitting the disclosure or release of such Records, the Inspectors, upon advice of counsel, are compelled to disclose such Records, the Inspectors may disclose that portion of the Records that counsel has advised the Inspectors that the Inspectors are compelled to disclose. The Investor agrees that information obtained by it as a result of such inspections (not including any information obtained from a third party who, insofar as is known to the Investor after reasonable inquiry, is not prohibited from providing such information by a contractual, legal or fiduciary obligation to the Company) shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such information has been made generally available to the public. The Investor further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

                  (j) The Company shall otherwise comply with all applicable rules and regulations of the Commission, including, without limitation, compliance with applicable reporting requirements under the Exchange Act.

                  (k) The Company may require the Investor to promptly furnish in writing to the Company such information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the Commission or the National Association of Securities Dealers, Inc. ("NASD"). The Investor agrees to provide such information requested in connection with such registration within five (5) calendar days after receiving such written request, or such shorter period as is reasonable under the circumstances, and the Company shall not be responsible for any delays in obtaining or maintaining the effectiveness of any Registration Statement caused by the Investor's failure to timely provide such information.


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                  (l) The Company shall use its best efforts either: (i) to
secure the inclusion for quotation on The Nasdaq Stock Market Inc.'s National Market or OTC Bulletin Board Bulletin for such Resgistrable Securities, or (ii) if, despite the Company's best efforts to satisfy the preceding clause (i), the Company is unsuccessful in satisfying the preceding clause (i), to secure the inclusion for quotation in the "pink sheets" for such Registrable Securities, and, without limiting the generality of the foregoing, in the case of clause (i) or (ii), to arrange for at least two market makers to register with the NASD, as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 2(l).

         Section 2.2 Registration Expenses. In connection with each Registration Statement, the Company shall pay all registration expenses incurred in connection with the registration thereunder (the "Registration Expenses"), including, without limitation: (a) all registration, filing, securities exchange listing and fees required by the NASD, (b) all registration, filing, qualification and other fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Company), (c) all word processing, duplicating, printing, messenger and delivery expenses, (d) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), and (e) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company; but excluding underwriting fees, discounts, transfer taxes or commissions, if any, attributable to the sale of the Registrable Securities, which shall be payable by each holder of Registrable Securities pro rata on the basis of the number of Registrable Securities of each holder that are included under this Agreement.

                                   ARTICLE III
                        INDEMNIFICATION AND CONTRIBUTION

         Section 3.1       Indemnification.

                  (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless the Investor, its partners, affiliates, officers, directors, employees, counsel and duly authorized agents, and each Person or entity, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, Affiliates, officers, directors, employees, counsel and duly authorized agents of such controlling Person or entity (collectively, the " Controlling Persons"), from and against any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements and costs and expenses of investigating and defending any such claim) (collectively, "Damages"), joint or several, and any action or proceeding in respect thereof to which the Investor, its partners, Affiliates, officers, directors, employees and duly authorized agents, and any Controlling Person, may become subject under the Securities Act or otherwise, as incurred, insofar as such Damages (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or prospectus relating to the Registrable Securities or arises out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, except insofar as any such untrue statement, alleged untrue statement, omission or alleged omission is made in reliance upon and in conformity with written information


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furnished to the Company by the Investor which is specifically intended by the
Investor for use in the preparation of any such Registration Statement, preliminary prospectus or prospectus, and shall reimburse the Investor, its partners, Affiliates, officers, directors, employees, counsel and duly authorized agents, and each such Controlling Person, for any legal and other expenses reasonably incurred by the Investor, its partners, Affiliates, officers, directors, employees, counsel and duly authorized agents, or any such Controlling Person, as incurred, in investigating or defending or preparing to defend against any such Damages or actions or proceedings; provided, however, that the Company shall not be liable to the Investor to the extent that any such Damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Investor failed to send or deliver a copy of the final prospectus delivered by the Company to the Investor with or prior to the delivery of written confirmation of the sale by the Investor to the Person asserting the claim from which such Damages arise, or (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission.

                  (b) Indemnification by the Investor. The Investor agrees to indemnify and hold harmless the Company, its Affiliates, officers, directors, employees, counsel and duly authorized agents, and each Controlling Persons of the Company, from and against any and all Damages, joint or several, and any action or proceeding in respect thereof to which the Investor, its partners, Affiliates, officers, directors, employees, counsel and duly authorized agents, and any such Controlling Person, may become subject under the Securities Act or otherwise, as incurred, insofar as such Damages (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or prospectus relating to the Registrable Securities or arises out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, but only to the extent that any such untrue statement, alleged untrue statement, omission or alleged omission is made in reliance upon and in conformity with written information furnished to the Company by the Investor which is specifically intended by the Investor for use in the preparation of any such Registration Statement, preliminary prospectus or prospectus, and shall reimburse the Company, its partners, Affiliates, officers, directors, employees, counsel and duly authorized agents, and each such Controlling Person, for any legal and other expenses reasonably incurred by the Investor, its partners, Affiliates, officers, directors, employees, counsel and duly authorized agents, or any such Controlling Person, as incurred, in investigating or defending or preparing to defend against any such Damages or actions or proceedings.

         Section 3.2 Conduct of Indemnification Proceedings. Promptly after receipt by any person or entity in respect of which indemnity may be sought pursuant to Section 3.1 (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the person or entity against whom such indemnity may be sought (the "Indemnifying Party"), notify the Indemnifying Party in writing of the claim or the commencement of such action. In the event an Indemnified Party shall fail to give such notice as provided in this Section 3.2 and the Indemnifying Party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, the indemnification provided for in Section 3.1 shall be reduced to the extent of any actual prejudice resulting from such failure to so notify the Indemnifying Party; provided,


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however, that the failure to notify the Indemnifying Party shall not relieve the
Indemnifying Party from any liability that it may have to an Indemnified Party otherwise than under Section 3.1. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its Controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party, unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or
(ii) in the reasonable judgment of the Indemnifying Party and the Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties, or for fees and expenses that are not reasonable. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity is sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

         Section 3.3 Other Indemnification. Indemnification similar to that specified in the preceding paragraphs of this Article III (with appropriate modifications) shall be given by the Company with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act. The provisions of this Article III shall be in addition to any other rights to indemnification, contribution or other remedies which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

         Section 3.4 Contribution. If the indemnification and reimbursement obligations provided for in any section of this Article III is unavailable or insufficient to hold harmless the Indemnified Parties in respect of any Damages referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages as between the Company on the one hand and the Investor on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of the Investor in connection with such statements or omissions, as well as other equitable


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considerations. The relative fault of the Company on the one hand and of the
Investor on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 3.4, the Investor shall in no event be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of the Investor were sold to the public (less underwriting discounts and commissions) exceeds the amount of any damages which the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE IV
                                  MISCELLANEOUS

         Section 4.1 No Outstanding Registration Rights. Except as disclosed in the SEC Documents or under this Agreement, the Company represents and warrants to the Investor that there is not in effect on the date hereof any agreement by the Company pursuant to which any holders of securities of the Company have a right to cause the Company to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction.

         Section 4.2 Term. The obligations of the Company and the rights provided to the holders of Registrable Securities hereunder shall terminate at such time as all Registrable Securities have been issued and have ceased to be Registrable Securities. Notwithstanding the foregoing, Section 1.1(c) and (d),
Article III, Section 4.8, and Section 4.9 shall survive the termination or expiration of this Agreement until the end of the relevant statutory limitations.

         Section 4.3 Rule 144. The Company will use its commercially reasonable efforts to file in a timely manner information, documents and reports in compliance with the Securities Act and the Exchange Act and will, at its expense, promptly take such further action as holders of Registrable Securities may reasonably request to enable such holders of Registrable Securities to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. If at any time the Company is not required to file such reports, it will, at its expense, forthwith upon the written request of any holder of Registrable Securities, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 or such other information as necessary to permit sales pursuant to Rule 144. Upon the request of the Investor, the Company will deliver to the Investor a written statement, signed by the Company's principal executive or financial officer, as to whether it has complied with such requirements.


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


         Section 4.4 Certificate. The Company will, at its expense, forthwith upon the request of any holder of Registrable Securities, deliver to such holder a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's Commission file number, (d) the number of shares of each class of capital stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed there under.

         Section 4.5 Amendment and Modification. No provision of this Agreement may be waived, unless such waiver is set forth in a writing executed by both parties to this Agreement. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the holders of a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, the waiver of any provision hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such holders; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. No course of dealing between or among any Person having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

         Section 4.6 Successors and Assigns; Entire Agreement. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Investor may assign its rights under this Agreement to any subsequent holder of the Registrable Securities, provided that the Company shall have the right to require any holder of Registrable Securities to execute a counterpart of this Agreement as a condition to such holder's claim to any rights hereunder. This Agreement, together with the Securities Purchase Agreement, sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

         Section 4.7 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

         Section 4.8 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served,
(b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by reputable air courier service with charges prepaid, or (d) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (i) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the second business day following the date of mailing by express courier service or on the fifth business day after deposited in the mail, in each case, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

        If to the Company, to:
                         TCPI, Inc.

                                       3341 S.W. 15th Street
                                       Pompano Beach, Fl  33069
                                       Attn:    President
                                       Facsimile: (954) 979-6125

        With Copy to:                  Jay E. Eckhaus, Esq.
                                       3341 S.W. 15th Street
                                       Pompano Beach, FL  33069

                                       Telephone: (954) 979-0400
                                       Facsimile:  (954) 979-6125

                                       and

                                       Teddy D. Klinghoffer, Esq.
                                       Akerman, Senterfitt & Eidson, P.A.
                                       Suntrust International Center, 26th Floor
                                       One S.E. 3rd Avenue
                                       Miami, FL  33131-1714

                                       Telephone: (305) 374-5600
                                       Facsimile:   (305) 374-5095

        If to the Investor, to:
                                       The Address corresponding to each
                                       Investor as outlined on the Schedule of
                                       Buyers to the Securities Purchase
                                       Agreement and Credit Agreement


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


         Either party hereto may from time to time change its address or facsimile number for notices under this Section 4.8 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

         Section 4.9 Governing Law, Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflicts of law. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal and state courts located in New York, New York with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

         Section 4.10 Title and Subtitles. The titles and subtitles used in this Agreement are used for the convenience of reference and are not to be considered in construing or interpreting this Agreement.

         Section 4.11 Counterparts. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the parties so delivering this Agreement.

         Section 4.12 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         Section 4.13 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         Section 4.14 Assignment. This Agreement may not be assigned by Investor without the Company's prior written consent.

         Section 4.15 Superceding Agreement. This Agreement shall supersede the Registration Rights Agreement dated August 28, 2000.

                                    SIGNATURE

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.


ATTEST:                                           TCPI,  INC.

/s/ Jay E. Eckhaus                            By: /s/ Walter V. Usinowicz,Jr.
------------------                                ------------------------------
Name: Jay E. Eckhaus                              Name: Walter V. Usinowicz
Title: Secretary                                  Title: Chief Financial Officer



                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


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